SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                              ----------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                    SECURITIES AND EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): March 10, 2000


                        Prism Financial Corporation
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           (Exact Name of Registrant as Specified in its Charter)

          Delaware                    0-26135             36-4279417
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  (State or Other Jurisdiction     (Commission          (IRS Employer
     of Incorporation)             File Number)     Identification Number)


  440 N. Orleans, Chicago, Illinois                           60610
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  (Address of principal executive offices)                 (Zip Code)


     Registrant's Telephone number, including area code  (312) 494-0020

                               Not Applicable
  ------------------------------------------------------------------------
       (Former name or former address, if changed since last report)



 Item 5.   Other Events.

           Filed herewith as Exhibit 1 are joint press releases issued by Prism Financial Corporation (the "Company") and Royal Bank of Canada ("Royal Bank") in connection with the announcement of the acquisition of the Company by Royal Bank.

           The tender offer referenced in the press releases filed herewith has not yet commenced. All stockholders should read the solicitation/ recommendation statement concerning the tender offer that will be filed by Prism Financial Corporation with the Securities and Exchange Commission (SEC) and mailed to stockholders. The solicitation/recommendation statement will contain important information about the tender offer. You will be able to obtain the solicitation/recommendation statement, as well as other filings containing information about Prism Financial Corporation and the tender offer, without charge, at the SEC's web site (http//www.sec.gov). Copies of the solicitation/recommendation statement will also be available, without charge, upon request to Prism Financial Corporation, 440 N. Orleans, Chicago,
 Illinois 60610, Attention: Corporate Secretary.

 Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

          1. Press releases issued by Prism Financial Corporation and Royal Bank of Canada on March 14 and March 10, 2000.



                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PRISM FINANCIAL CORPORATION


                                  By: /s/ David A. Fisher
                                     -----------------------------------
                                  Name:  David A. Fisher
                                  Title: Senior Vice President, Chief
                                         Financial Officer and Secretary


 Dated: March 15, 2000


                               EXHIBIT INDEX

 Exhibit
 Number      Description
 -------     -----------

     1. Press releases issued by Prism Financial Corporation and Royal Bank of Canada on March 14 and March 10, 2000.